February 10, 2021

BNY MELLON INVESTMENT FUNDS VI
-BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

BNY Mellon Investment Management has announced its intention to realign several of its investment firms.  As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the "Effective Date"), portfolio managers responsible for overall asset allocation for the fund and managing the fund's investments who are employees of Mellon Investments Corporation ("Mellon") in a dual employment arrangement with BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the fund's investment adviser, will no longer be employees of Mellon.  Specifically, portfolio managers responsible for overall asset allocation for the fund and those responsible for the portion of the fund's assets allocated to equity investments will become employees of Newton Investment Management North America, LLC ("Newton"), which, like Mellon, will be an affiliate of BNYM Investment Adviser, and portfolio managers responsible for the portion of the fund's assets allocated to fixed-income investments will become employees of Insight North America LLC ("INA"), which also is an affiliate of BNYM Investment Adviser.

Consequently, effective as of the Effective Date and subject to the approval of the fund's board, BNYM Investment Adviser will engage Newton and INA to serve as the fund's sub-advisers, pursuant to separate sub-investment advisory agreements between BNYM Investment Adviser and Newton and INA, respectively.  As the fund's sub-advisers, subject to BNYM Investment Adviser's supervision and approval, Newton will be responsible for overall asset allocation for the fund and will provide the day-to-day management of the portion of the fund's assets allocated to equity investments and INA will provide the day-to-day management of the portion of the fund's assets allocated to fixed-income investments.  It is currently anticipated that the fund's portfolio managers who are responsible for overall asset allocation for the fund and the day-to-day management of the fund's investments will continue to allocate the fund's assets and manage its investments as of the Effective Date.  It is also currently anticipated that there will be no material changes to the fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton and INA as the fund's sub-advisers.  BNYM Investment Adviser (and not the fund) will pay Newton and INA for their sub-advisory services.

As of the Effective Date, Newton will be an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation registered in the United States with the Securities and Exchange Commission as an investment adviser.  Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108.  As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts.

INA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation registered in the United States with the Securities and Exchange Commission ("SEC") as an investment adviser.  INA is part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment" or "Insight".  Investment advisory services in North America are provided through two different investment advisers registered with the SEC using the brand Insight Investment:  INA and Insight Investment International Limited.  The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as "Insight" or "Insight Investment."  INA's principal office is located at 200 Park Avenue, New York, New York 10166.  As of December 31, 2020, INA managed approximately $47.8 billion of assets.  Collectively, the investment managers that comprise Insight Investment are responsible for $1.029 trillion in assets under management as of December 31, 2020.  (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by Insight.  These will primarily be the mark-to-market value of investments managed by Insight, including collateral if applicable.  Where a client mandate requires Insight to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

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